MASTER CASH MANAGEMENT, GUARANTEE
                        REIMBURSEMENT AND LOAN AGREEMENT


      This AGREEMENT is entered into as of the 1st day of June, 1999 by and between Thermo Electron Corporation, a Delaware corporation ("Thermo Electron") and Trex Medical Corporation, a Delaware corporation (the "Subsidiary").

                                   WITNESSETH:

      WHEREAS, Thermo Electron and the Subsidiary are party to a Master Repurchase Agreement, which contains terms governing a cash management arrangement between them and a Master Guarantee Reimbursement and Loan Agreement, as amended and restated, which contains terms relating to intercompany credit support and a short term borrowing facility;

      WHEREAS, Thermo Electron and the Subsidiary desire to establish a new cash management arrangement and short term borrowing facility between them in lieu of the arrangements set forth in the Master Repurchase Agreement and the Master Guarantee Reimbursement and Loan Agreement and also to consolidate the terms relating to intercompany credit support in one agreement;

      WHEREAS, the Subsidiary and other majority owned subsidiaries of Thermo Electron that join in this Agreement (collectively, the "Majority-Owned Subsidiaries") and their wholly-owned subsidiaries wish to enter into various financial transactions, such as convertible or nonconvertible debt, loans, equity offerings, and other contractual arrangements with third parties (the "Underlying Obligations") and may provide credit support to, on behalf of or for the benefit of, other subsidiaries of Thermo Electron ("Credit Support Obligations");

      WHEREAS, the Majority Owned Subsidiaries and Thermo Electron acknowledge that the Majority Owned Subsidiaries and their wholly-owned subsidiaries may be unable to enter into many kinds of Underlying Obligations without a guarantee of their performance thereunder from Thermo Electron (a "Parent Guarantee") or without obtaining Credit Support Obligations from other Majority Owned Subsidiaries;

      WHEREAS, certain Majority Owned Subsidiaries ("Second Tier Majority Owned Subsidiaries") may themselves be majority owned subsidiaries of other Majority Owned Subsidiaries ("First Tier Majority Owned Subsidiaries");

      WHEREAS, for various reasons, Parent Guarantees of a Second Tier Majority Owned Subsidiary's Underlying Obligations may be demanded and given without the respective First Tier Majority Owned Subsidiary also issuing a guarantee of such Underlying Obligation;

      WHEREAS, Thermo Electron may itself make a loan or provide other credit to a Second Tier Majority Owned Subsidiary or its wholly-owned subsidiaries under circumstances where the applicable First Tier Majority Owned Subsidiary does not provide such credit; and

      WHEREAS, Thermo Electron is willing to consider continuing to issue Parent Guarantees and providing credit, and the Majority Owned Subsidiaries are willing to consider continuing to provide Credit Support Obligations, on the terms and conditions set forth below;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties agree as follows:

      1. Cash Management Arrangement. The Subsidiary directly, or through its wholly-owned U.S. subsidiaries, may, from time to time, lend its excess cash to Thermo Electron (a "Transaction"), on an unsecured basis, bearing interest at a rate equal to the 30-day Dealer Commercial Paper Rate as reported in the Wall Street Journal (the "DCP Rate") plus 50 basis points, which rate shall be adjusted on the second business day of each fiscal month of the Subsidiary and shall be in effect for the entirety of such fiscal month. The Subsidiary shall institute a Transaction by depositing its excess cash in the Subsidiary's concentration account at BankBoston Corporation ("BankBoston") or other bank designated by Thermo Electron. At the end of each business day, the cash balance deposited in the Subsidiary's concentration account shall be transferred to Thermo Electron's intercompany account at BankBoston or other bank designated by Thermo Electron. Thermo Electron shall indicate on its books the balance of the Subsidiary's cash held by Thermo Electron under this arrangement. After each fiscal month end, Thermo Electron shall provide the Subsidiary a report indicating the Subsidiary's aggregate cash balance ("Excess Cash") held by Thermo Electron hereunder. The Subsidiary shall have the right to withdraw all or part of its Excess Cash upon 30 days' prior notice to Thermo Electron. Within 30 days of receipt of such withdrawal notice, Thermo Electron shall transfer the portion of the Excess Cash requested for withdrawal to an account designated by the Subsidiary. Thermo Electron shall maintain, at all times, cash, cash equivalents and/or immediately available bank lines of credit equal to at least 50% of the cash balances of the Subsidiary and of all other participating subsidiaries of Thermo Electron, other than wholly-owned subsidiaries of Thermo Electron, held by Thermo Electron under this arrangement. Interest shall be payable on the Excess Cash by Thermo Electron to the Subsidiary each fiscal month in arrears. In addition, the Subsidiary's non-U.S. subsidiaries may, from time to time, lend or advance their excess cash to Thermo Electron, on an unsecured basis, bearing interest at rates set by Thermo Electron at the beginning of each month, based to the extent practicable on comparable interest rates generally available in the local jurisdiction of such participating non-U.S. subsidiary. Further, Thermo Electron and such non-U.S. subsidiaries participating in the cash management arrangement with Thermo Electron shall establish mutually agreeable procedures governing such cash management arrangement.

      2. Loans and Advances. Upon request from the Subsidiary, Thermo Electron may make loans and advances to the Subsidiary on a short-term, revolving credit basis, from time to time, in such amounts as mutually determined by Thermo Electron and the Subsidiary. The aggregate principal amount of such loans and advances shall be reflected on the books and records of the Subsidiary and Thermo Electron. All such loans and advances shall be on an unsecured basis unless specifically provided otherwise in separate loan documents executed at that time. The Subsidiary shall pay interest on the aggregate unpaid principal amount of such loans from time to time outstanding at a rate equal to the DCP


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

Rate plus one hundred fifty (150) basis points, which rate shall be adjusted on the second business day of each fiscal month of the Subsidiary and shall be in effect for the entirety of such fiscal month. If, however, one or more of the Subsidiary's majority-owned U.S. subsidiaries (i.e., not wholly-owned) is also participating in the cash management arrangement with Thermo Electron, then the rate payable on the Subsidiary's outstanding principal balance shall be calculated as follows: If the aggregate amount of the Subsidiary's majority-owned U.S. subsidiaries' cash balances under the cash management arrangement ("Majority-Owned Excess Cash") equals or exceeds the Subsidiary's outstanding principal balance, then the Subsidiary shall pay interest on the aggregate unpaid principal amount of such loans at a rate per annum equal to the DCP Rate plus fifty (50) basis points. If the aggregate amount of the Majority-Owned Excess Cash is less than the Subsidiary's outstanding principal balance, then (A) the Subsidiary shall pay interest at a rate per annum equal to the DCP Rate plus fifty (50) basis points on that portion of the unpaid principal amount equal to the Majority-Owned Excess Cash, and (B) the Subsidiary shall pay interest at a rate per annum equal to the DCP Rate plus one hundred fifty (150) basis points on that portion of the unpaid principal amount equal to
(i) the Subsidiary's outstanding principal balance, minus (ii) the Majority-Owned Excess Cash. The interest rates set forth in the prior two sentences shall be adjusted on the second business day of each fiscal month of the Subsidiary and shall be in effect for the entirety of such fiscal month. Interest shall be computed on a 360-day basis. Interest is payable each fiscal month in arrears. The aggregate principal amount outstanding shall be payable within 30 days of demand by Thermo Electron. Overdue principal and interest shall bear interest at a rate per annum equal to the rate of interest published from time to time in the Wall Street Journal as the "prime rate" plus one percent (1%). The principal and accrued interest may be paid by the Subsidiary at any time or from time to time, in whole or in part, without premium or penalty. All payments shall be applied first to accrued interest and then to principal. At the end of each business day, Thermo Electron shall apply the balance of the Subsidiary's Excess Cash held by Thermo Electron under the cash management arrangement toward the payment of any loans or advances to the Subsidiary. Principal and interest shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of Thermo Electron or at such other place as Thermo Electron may designate from time to time in writing to the Subsidiary. The unpaid principal amount of any such borrowings, and accrued interest thereon, shall become immediately due and payable, without demand, upon occurrence of any of the following events:

      (a) the failure of the Subsidiary to pay any amount due hereunder within fifteen (15) days of the date when due;

      (b) the failure of the Subsidiary to pay its debts as they become due, the filing by or against the Subsidiary of any petition under the U.S. Bankruptcy Code (or the filing of any similar petition under the insolvency law of any jurisdiction), or the making by the Subsidiary of an assignment or trust mortgage for the benefit of creditors or the appointment of a receiver, custodian or similar agent with respect to, or the taking by any such person of possession of, any material property of the Subsidiary;

      (c) the sale by the Subsidiary of all or substantially all of its assets;


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



      (d) the merger or consolidation of the Subsidiary with or into any other corporation in a transaction in which the Subsidiary is not the surviving entity;

      (e) the issuance of any writ of attachment, by trustee process or otherwise, or any restraining order or injunction against or affecting the person or property of the Subsidiary that is not removed, repealed or dismissed within thirty (30) days of issuance and as a result has a material adverse effect on the business, operations, assets or condition, financial or otherwise, of the Subsidiary or its ability to discharge any of its liabilities or obligations to Thermo Electron; and

      (f) the suspension of the transaction of the usual business of the Subsidiary.

      3.     Guarantee Arrangements.

      (a) If Thermo Electron provides a Parent Guarantee of an Underlying Obligation, and the beneficiary(ies) of the Parent Guarantee enforce the Parent Guarantee, or Thermo Electron performs under the Parent Guarantee for any other reason, then the Majority Owned Subsidiary that is obligated, either directly or indirectly through a wholly-owned subsidiary, under such Underlying Obligation shall indemnify and save harmless Thermo Electron from any liability, cost, expense or damage (including reasonable attorneys' fees) suffered by Thermo Electron as a result of the Parent Guarantee. If the Underlying Obligation is issued by a Second Tier Majority Owned Subsidiary or a wholly-owned subsidiary thereof, and such Second Tier Majority Owned Subsidiary is unable to fully indemnify Thermo Electron (because of the poor financial condition of such Second Tier Majority Owned Subsidiary, or for any other reason), then the First Tier Majority Owned Subsidiary that owns the majority of the stock of such Second Tier Majority Owned Subsidiary shall indemnify and save harmless Thermo Electron from any remaining liability, cost, expense or damage (including reasonable attorneys' fees) suffered by Thermo Electron as a result of the Parent Guarantee. If a Majority Owned Subsidiary or a wholly-owned subsidiary thereof provides a Credit Support Obligation for any subsidiary of Thermo Electron, other than a subsidiary of such Majority Owned Subsidiary, and the beneficiary(ies) of the Credit Support Obligation enforce the Credit Support Obligation, or the Majority Owned Subsidiary or its wholly-owned subsidiary performs under the Credit Support Obligation for any other reason, then Thermo Electron shall indemnify and save harmless the Majority Owned Subsidiary or its wholly-owned subsidiary, as applicable, from any liability, cost, expense or damage (including reasonable attorneys' fees) suffered by the Majority Owned Subsidiary or its wholly-owned subsidiary, as applicable, as a result of the Credit Support Obligation. Without limiting the foregoing, Credit Support Obligations include the deposit of funds by a Majority Owned Subsidiary or a wholly-owned subsidiary thereof in a credit arrangement with a banking facility whereby such funds are available to the banking facility as collateral for overdraft obligations of other Majority Owned Subsidiaries or their subsidiaries also participating in the credit arrangement with such banking facility. Nothwithstanding the foregoing, in order to obtain the benefits of the indemnification obligations of the First Tier Majority Owned Subsidiary set forth above in this Section 3(a), Thermo Electron must have notified the First Tier Majority Owned Subsidiary prior to guaranteeing the obligations of the Second Tier Majority Owned Subsidiary. If after five (5) business days, Thermo Electron has not received from the First Tier Majority Owned Subsidiary a notice of objection stating that the First Tier Majority Owned Subsidiary objects to Thermo Electron guaranteeing the obligations of the Second Tier Majority Owned Subsidiary, then Thermo Electron may proceed to issue its guarantee of the Underlying Obligation and such guarantee shall be subject to the benefits of the indemnification obligations of the First Tier Majority Owned Subsidiary set forth above in this Section 3(a). If Thermo Electron does receive such notice of objection, then Thermo Electron's guarantee shall not be subject to the indemnification obligations of the First Tier Majority Owned Subsidiary set forth above in this Section 3(a).

      (b) For purposes of this Agreement, the term "guarantee" shall include not only a formal guarantee of an obligation, but also any other arrangement where Thermo Electron is liable for the obligations of a Majority Owned Subsidiary or its wholly-owned subsidiaries. Such other arrangements include (a) representations, warranties and/or covenants or other obligations joined in by Thermo Electron, whether on a joint or joint and several basis, for the benefit of the Majority Owned Subsidiary or its wholly-owned subsidiaries and (b) responsibility of Thermo Electron by operation of law for the acts and omissions of the Majority Owned Subsidiary or its wholly-owned subsidiaries, including controlling person liability under securities and other laws.

      (c) Promptly after Thermo Electron receives notice that a beneficiary of a Parent Guarantee is seeking to enforce such Parent Guarantee, Thermo
      Electron shall notify the Majority Owned Subsidiary(s) obligated, either directly or indirectly through a wholly-owned subsidiary, under the relevant Underlying Obligation. Such Majority Owned Subsidiary(s) or wholly-owned subsidiary thereof, as applicable, shall have the right, at its own expense, to contest the claim of such beneficiary. If a Majority Owned Subsidiary or wholly-owned subsidiary thereof, as applicable, is contesting the claim of such beneficiary, Thermo Electron will not perform under the relevant Parent Guarantee unless and until, in Thermo Electron's reasonable judgment, Thermo Electron is obligated under the terms of such Parent Guarantee to perform. Subject to the foregoing, any dispute between a Majority Owned Subsidiary or wholly-owned subsidiary thereof, as applicable, and a beneficiary of a Parent Guarantee shall not affect such Majority Owned Subsidiary's obligation to promptly indemnify Thermo
      Electron hereunder. Promptly after a Majority Owned Subsidiary or wholly-owned subsidiary thereof, as applicable, receives notice that a beneficiary of a Credit Support Obligation is seeking to enforce such Credit Support Obligation, the Majority Owned Subsidiary shall notify Thermo Electron. Thermo Electron shall have the right, at its own expense, to contest the claim of such beneficiary. If Thermo Electron or the subsidiary of Thermo Electron on whose behalf the Credit Support
      Obligation is given is contesting the claim of such beneficiary, the Majority Owned Subsidiary or wholly-owned subsidiary thereof, as applicable, will not perform under the relevant Credit Support Obligation unless and until, in the Majority Owned Subsidiary's reasonable judgment, the Majority Owned Subsidiary or wholly-owned subsidiary thereof, as applicable, is obligated under the terms of such Credit Support Obligation to perform. Subject to the foregoing, any dispute between Thermo Electron or the subsidiary of Thermo Electron on whose behalf the Credit Support Obligation was given, on the one hand, and a beneficiary of a Credit Support Obligation, on the other, shall not affect Thermo Electron's obligation to promptly indemnify the Majority Owned Subsidiary or its wholly-owned subsidiary, as applicable, hereunder.

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

      (d) If Thermo Electron makes a loan or provides other credit ("Credit Extension") to a Second Tier Majority Owned Subsidiary, the First Tier Majority Owned Subsidiary that owns the majority of the stock of such Second Tier Majority Owned Subsidiary hereby guarantees the Second Tier Majority Owned Subsidiary's obligations to Thermo Electron thereunder. Such guaranty shall be enforced only after Thermo Electron, in its reasonable judgment, determines that the Second Tier Majority Owned
      Subsidiary is unable to fully perform its obligations under the Credit Extension. If Thermo Electron provides Credit Extension to a wholly-owned subsidiary of a Second Tier Majority Owned Subsidiary, the Second Tier Majority Owned Subsidiary hereby guarantees it wholly-owned subsidiary's obligations to Thermo Electron thereunder and the First Tier Majority Owned Subsidiary that owns the majority of the stock of such Second Tier Majority Owned Subsidiary hereby guarantees the Second Tier Majority Owned Subsidiary's obligations to Thermo Electron hereunder. Such guaranty by the First Tier Majority Owned Subsidiary shall be enforced only after Thermo Electron, in its reasonable judgment, determines that the Second Tier Majority Owned Subsidiary is unable to fully perform its guaranty obligation hereunder. Notwithstanding the foregoing, in order for a Credit Extension to be deemed guaranteed by the First Tier Majority Owned Subsidiary as set forth above in this Section 3(d), Thermo Electron must have notified the First Tier Majority Owned Subsidiary prior to providing the Credit Extension to the Second Tier Majority Owned Subsidiary. If after five (5) business days, Thermo Electron has not received from the First Tier Majority Owned Subsidiary a notice of objection stating that the First Tier Majority Owned Subsidiary objects to Thermo Electron providing a Credit Extension to the Second Tier Majority Owned Subsidiary, then Thermo Electron may proceed to issue the Credit Extension to the Second Tier Majority Owned Subsidiary and the First Tier Majority Owned Subsidiary shall be deemed to have guaranteed such Credit Extension as set forth above in this Section 3(d). If Thermo Electron does receive such notice of objection, then Thermo Electron's Credit Extension shall not be deemed guaranteed by the First Tier Majority Owned Subsidiary as set forth in this Section 3(d).

      (e) All payments required to be made under this Section 3 by a Majority Owned Subsidiary or its wholly-owned subsidiaries, as applicable, shall be made within two days after receipt of notice from Thermo Electron. All payments required to be made under this Section 3 by Thermo Electron shall be made within two days after receipt of notice from the Majority Owned Subsidiary.

      4. Waivers. No delay or omission on the part of either party in exercising any right hereunder shall operate as a waiver of such right or of any other right of the party, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Subsidiary hereby waives demand, notice of prepayment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of the Subsidiary's obligations hereunder. The Subsidiary hereby assents to any indulgence and any extension of time for payment of any indebtedness hereunder granted or permitted by the party.

      5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and performed therein without giving effect to any choice of law provision or rule that would cause the application of laws of any jurisdiction other than the Commonwealth of Massachusetts.

      6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

      7. Non-assignability. The rights and obligations of the parties under this Agreement shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

      8. Other  Agreements.  The parties  agree that,  effective  as of the date hereof,  each of the  Master  Repurchase  Agreement,  as amended  and  restated,
between  the   Subsidiary   and  Thermo   Electron  and  the  Master   Guarantee
Reimbursement and Loan Agreement, as amended and restated, between the Subsidiary and Thermo Electron, is hereby terminated and is of no further force and effect.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                   THERMO ELECTRON CORPORATION


                                   By:    /s/ Theo Melas-Kyriazi
                                        ----------------------------------
                                          Theo Melas-Kyriazi

                                   Title: Vice President & Chief Financial
                                          Officer


                                   TREX MEDICAL CORPORATION


                                   By:    /s/ William Webb
                                        ----------------------------------
                                          William Webb
                                   Title: President and Chief Executive
                                          Officer








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